ALLIANZ VARIABLE INSURANCE PRODUCTS
                              FUND OF FUNDS TRUST

                          THE AZL INDEX STRATEGY FUNDS

                        AZL BALANCED INDEX STRATEGY FUND
                        AZL MODERATE INDEX STRATEGY FUND

                                   PROSPECTUS
                                AUGUST __, 2009

               ALLIANZ INVESTMENT MANAGEMENT LLC (THE "MANAGER")

Shares of each Fund are sold exclusively to certain insurance companies in connection with particular variable annuity contracts (each, a "Contract," and collectively, the "Contracts") they issue. The insurance companies invest in shares of the Funds in accordance with instructions received from owners of the applicable Contracts.

This prospectus must be accompanied or preceded by a current prospectus for the Contracts that invest in the Funds.

                                   Questions?

                         Call toll free 1-877-833-7113

                       or your investment representative.

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

AZL[{R}] is a registered service mark of Allianz Life Insurance
Company of North America. The Manager is a wholly owned subsidiary of Allianz Life Insurance of North America.

 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

TABLE OF CONTENTS

OVERVIEW................................................................3

THE AZL INDEX STRATEGY FUNDS............................................4
  Investment Objectives and Principal Investment Strategies.............4
  Information About the Index Strategy Underlying Funds.................5
  Principal Investment Risks............................................6
  Who May Want to Invest?...............................................7
  Performance Information...............................................7
  Fees and Expenses.....................................................8

MORE ABOUT THE FUNDS....................................................9
  Principal Investment Risks............................................9

MANAGEMENT.............................................................32
  The Manager..........................................................32
  Duties of the Manager................................................33
  Management Fees......................................................33
  The Administrator....................................................34
  The Distributor......................................................34
  Payments to Affiliated Insurance Companies...........................34
  Transfer Supported Features of Certain Annuity Contracts.............34

LEGAL PROCEEDINGS......................................................35

PRICING OF FUND SHARES.................................................35

PURCHASE AND REDEMPTION OF SHARES......................................35

MARKET TIMING..........................................................36

DIVIDENDS, DISTRIBUTIONS, AND TAXES....................................37

PORTFOLIO SECURITIES...................................................37

FINANCIAL HIGHLIGHTS...................................................38

                                       2
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
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

OVERVIEW
This prospectus provides information about two mutual funds (the "Funds") that are a series of the Allianz Variable Insurance Products Fund of Funds Trust (the "Trust"). The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More information about the risks and investment techniques of the Funds can be found in the "More About the Funds" section of this prospectus. "You" and "your" refer to both direct shareholders (including the insurance company separate accounts that invest assets on behalf of their contract holders) and contract holders who invest in the Funds indirectly through their variable annuity contracts (the "Contracts").

Each Fund is a diversified open-end fund and a series of the Trust. Each Fund is a "fund of funds" and diversifies its assets by investing primarily in the shares of other affiliated underlying mutual funds. The Funds may also invest in unaffiliated mutual funds and in other securities, including interests in both affiliated and unaffiliated unregistered investment pools. Each Fund currently offers one share class.

The Fund summaries contain a discussion of the principal risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time. Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

This prospectus is designed to help you make informed decisions about one of the investments available under your Contract. You will find details about how your Contract works in the related Contract prospectus.

                                       3
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
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

                          THE AZL INDEX STRATEGY FUNDS

                        AZL BALANCED INDEX STRATEGY FUND
                        AZL MODERATE INDEX STRATEGY FUND

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
The AZL Balanced Index Strategy Fund's principal goal is long-term capital appreciation, with preservation of capital as an important consideration. The AZL Moderate Index Strategy Fund's principal goal is long-term capital appreciation.

Each of the Funds seeks to achieve its goal by investing primarily in a combination of five underlying index funds (the "Index Strategy Underlying Funds"). The AZL Enhanced Bond Index Fund is a bond index fund; the other four Index Strategy Underlying Funds are equity index funds.

      o AZL Enhanced Bond Index Fund
      o AZL S&P 500 Index Fund
      o AZL Mid Cap Index Fund
      o AZL Small Cap Stock Index Fund
      o AZL International Index Fund

The investment policies of the Index Strategy Underlying Funds are described below in the section called "Information About the Index Strategy Underlying Funds." Generally, the Funds will allocate their assets as follows:

      o the AZL Balanced Index Strategy Fund invests 40% - 60% of its assets in the underlying equity index funds and 40% - 60% in the underlying bond index fund; and
      o the AZL Moderate Fund invests 55% - 75% of its assets in the underlying equity index funds and 25% - 45% in the underlying bond index fund.

The investment results of the Index Strategy Underlying Funds will vary. As a result, the portfolio management team monitors the allocations to the Index Strategy Underlying Funds daily and periodically adjusts the allocations. The performance and income distributions of each of the Index Strategy Underlying Funds will differ from the performance and income distributions of the underlying funds as a result of small variations in the Fund's allocations and any cash held in its portfolio.

The Funds may also allocate up to 5% of their respective net assets to (a) index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. The Funds may also invest, either directly or through the Index Strategy Underlying Funds, in exchange-traded funds (ETFs) for additional exposure to relevant markets. This strategy is intended to reduce the potential volatility of the Funds' investment performance and may limit the Funds' ability to benefit from rising markets while protecting the Funds in declining markets. The Funds may pursue this strategy by investing directly or indirectly through unregistered investment pools that are managed by either the Manager, affiliates of the Manager, or unaffiliated investment managers.

For temporary defensive purposes, any of the Funds may invest up to 100% of its assets in short-term U.S. Government securities, bank certificates of deposit, prime commercial paper, money market funds, and other high quality short-term fixed-income securities and repurchase agreements with respect to those securities. If a Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.
                                       4
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
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

INFORMATION ABOUT THE INDEX STRATEGY UNDERLYING FUNDS
The following briefly describes the investment goals and strategies of the Index Strategy Underlying Funds. The Manager may recommend additional or different underlying funds for investment, without seeking the approval of shareholders.

AZL ENHANCED BOND INDEX FUND
The AZL Enhanced Bond Index Fund seeks to exceed the total return of the Barclays Capital U.S. Aggregate Bond Index ("Barclays Aggregate Index"). The fund generally invests in a combination of corporate and asset-back securities in an amount that is within 40% of the weightings in the Barclays Aggregate Index, in government securities in an amount that is within 30% of the weightings in the Index, and in mortgage securities in an amount that is within 30% of the weightings in the Index. Eligible investments for the fund include U.S. Treasury and agency securities; agency and non-agency mortgage-backed securities back by loans secured by residential, multifamily, and commercial properties; obligations of U.S. and foreign corporations; obligations of foreign governments and supranational entities; asset-backed securities; municipal bonds, both taxable and tax-exempt; preferred stock; and cash equivalent securities. Securities must be rated investment grade or better at the time of purchase; money market instruments must be rated A-1 and P-1 or better at the time of purchase. The fund will have a targeted duration within a band of {plus-minus}10% around the duration of the Barclays Aggregate Index. Except for Treasury or agency debentures, pass through securities, or REMICs (real estate mortgage investment conduits), no more than 3% of the fund's assets may be invested in the securities of a single issuer. The fund may use futures, options, and/or swaps to manage duration and other characteristics of its portfolio. The fund is permitted to purchase securities in private placements or Rule 144A transactions and to purchase securities on a when-issued basis or for forward delivery. The fund may also enter into repurchase agreements and covered dollar rolls on mortgage securities. The fund is subadvised by BlackRock Investment Management, LLC.

AZL S&P 500 INDEX FUND
The investment objective of the AZL S&P 500 Index Fund is to match the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P
500[{R}]).  The fund normally invests in all 500 stocks in the S&P
500[{R}] in proportion to their weighting in the index. The fund attempts to have a correlation between its performance and that of the S&P 500[{R}] Index of at least 0.95 before expenses. A correlation of
1.00 would mean that the Fund and the index were perfectly correlated. The S&P 500[{R}] is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Standard & Poor's adjusts each company's stock weighting in the index by the number of available float shares (those shares available to public investors) divided by the company's total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones. In seeking to match the performance of the index, the fund uses a passive management approach and purchases all or a representative sample of the stocks comprising the benchmark index. The fund also may use stock index futures as a substitute for the sale or purchase of securities. Because the fund has expenses, performance will tend to be slightly lower than that of the target benchmark. "Standard & Poor's[{R}]," "S&P[{R}]," "S&P 500[{R}],"
"Standard & Poor's 500[{R}]," and "500" are trademarks of The
McGraw-Hill Companies, Inc. and have been licensed by the Manager for use by the fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The fund is subadvised by The Dreyfus Corporation.

AZL MID CAP INDEX FUND
The investment objective of the AZL Mid Cap Index Fund is to match the performance of the Standard & Poor's MidCap 400[{R}] Index ("S&P
400[ ]Index") as closely as possible before the deduction of fund expenses. The fund seeks to achieve its investment objective by employing a passive management approach. Under normal circumstances the fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the index, primarily futures contracts. The S&P 400 Index is a market-weighted index composed of 400 common stocks of medium-sized U.S. companies in a wide range of businesses chosen by Standard & Poor's based on a number of factors, including industry representation, market value, economic sector, and operating/financial condition. As of December 2008, the market capitalizations of companies in the S&P 400 Index ranged from $750 million to $3.3 billion. The fund does not necessarily invest in all of the securities in the S&P 400 Index or in the same weightings that the securities have in the index. The fund's subadviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the securities chosen are similar to the MSCI EAFE Index as a whole. The fund is subadvised by BlackRock Investment Management, LLC.

                                       5
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
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

AZL SMALL CAP STOCK INDEX FUND
The AZL Small Cap Stock Index Fund seeks to match the performance of the Standard & Poor's (S&P) SmallCap 600 Index[{R}]. The fund invests in a representative sample of stocks included in the S&P SmallCap 600
Index[{R}] and in futures whose performance is related to the index, rather than attempting to replicate the index. The subadviser attempts to have a correlation between the fund's performance and that of the index of at least 0.95 before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated. The fund's subadviser selects investments using a "sampling" process based on market capitalization, industry representation, and other means. Using this sampling process, the fund typically will not invest in all 600 stocks in the S&P SmallCap 600
Index[{R}]. However, at times, the fund may be fully invested in all the stocks that comprise the index. Under these circumstances, the fund maintains approximately the same weighting for each stock as the index does.
The S&P SmallCap 600 Index[{R}] is composed of 600 domestic stocks with market capitalizations ranging between approximately $300 million and $2.0 billion, depending on index composition. S&P[{R}] adjusts each company's stock weighting in the index by the number of available float shares (those shares available to public investors) divided by the total shares outstanding of the company, which means larger companies with more available float shares have greater representation in the index than smaller ones. In seeking to match the performance of the index, the fund uses a passive management approach and purchases all or a representative sample of the stocks comprising the benchmark index. The fund also may use stock index futures as a substitute for the sale or purchase of securities. Because the fund has expenses, performance will tend to be slightly lower than that of the target benchmark. "Standard & Poor's[{R}]," "S&P[{R}]," and
"Standard & Poor's SmallCap 600 Index[{R}]" are trademarks of The
McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The fund is subadvised by The Dreyfus Corporation

AZL INTERNATIONAL INDEX FUND
The investment objective of the AZL International Index Fund is to match the performance of the Morgan Stanly Capital International Europe, Australasia and Far East Index ("MSCI EAFE[{R} ]Index") as closely as possible before the deduction of fund expenses. The fund seeks to achieve its investment objective by employing a passive management approach. Under normal circumstances the fund invests at least 80% of its net assets in a statistically selected sampling of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the index, primarily futures contracts. The MSCI EAFE Index is a market-weighted index composed primarily of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger-capitalization companies in these markets. The weighting of the MSCI EAFE Index is based on the relative market capitalization of each of the countries in the index. The fund does not necessarily invest in all of the securities in the index or in the same weightings that the securities have in the index. The fund's subadviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the securities chosen are similar to the index as a whole. The fund is subadvised by BlackRock Investment Management, LLC.

PRINCIPAL INVESTMENT RISKS
The price per share of the Fund will fluctuate with changes in value of the investment held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government
agency.  There is no guarantee that the Fund will achieve its objective.   The
Fund faces the following principal risks which are described in the section "Principal Investment Risks" later in this prospectus:

o ALLOCATION RISK   The Manager's decisions about the allocation of the Fund's assets could cause the Fund to underperform other funds with similar investment objectives.
o MARKET RISK The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
o ISSUER RISK The value of a security may decline for a number of reasons directly related to the issuer of the security.
o INDEX FUND RISK The Underlying Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as fund expenses, changes in the composition of the index, or the timing of purchases or redemptions of Underlying Fund shares may affect the correlation between the performance of the index and the Underlying Fund's performance.
o DERIVATIVES RISK Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

                                       6
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

o LICENSE TERMINATION RISK Because the Underlying Fund relies on one or more licenses that permit the use of intellectual property belonging to one or more third parties, the termination of a license could have an adverse impact on the Fund.
o INTEREST RATE RISK Debt securities held by the Underlying Fund may decline in value due to rising interest rates.
o CREDIT RISK The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Underlying Fund's earnings.
o PREPAYMENT RISK If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The Underlying Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.
o EXTENSION RISK If interest rates rise, debt securities may be paid in full more slowly than anticipated.
o MORTGAGE-RELATED AND OTHER ASSET-BACKED RISK Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that backs the security.
o CAPITALIZATION RISK Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.
o FOREIGN RISK Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.
o PORTFOLIO TURNOVER The Underlying Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Underlying Fund's performance.

WHO MAY WANT TO INVEST?

CONSIDER INVESTING IN THESE FUNDS IF YOU ARE:       THESE FUNDS MAY NOT BE APPROPRIATE FOR SOMEONE:
o Investing for long-term goals, such as retirement o Seeking a short-term investment
o Seeking income and growth of capital              o Investing in emergency reserves

PERFORMANCE INFORMATION
The performance bar charts and tables are not presented because the Funds have not had a full calendar year of operations.

                                       7
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

FEES AND EXPENSES
(expenses that are deducted from the Fund's assets)

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Funds. The Funds will indirectly bear a pro rata share of fees and expenses incurred by the Index Strategy Underlying Funds. Each Fund's estimated pro rata portion of the cumulative expenses charged by the underlying funds is listed in the table below as Acquired Fund Fees and Expenses and is calculated as a percentage of each Fund's average net assets. Other Expenses for both Funds are estimated. The table below reflects only Fund expenses and does not reflect contract fees and expenses. Please refer to the contract prospectus for a description of those fees and expenses.


                                           AZL BALANCED INDEX STRATEGY FUND AZL MODERATE INDEX STRATEGY FUND
Management Fee                                          0.05%                            0.05%
Distribution (12b-1) Fees                               0.00%                            0.00%
Other Expenses                                          0.15%                            0.15%
Acquired Fund Fees and Expenses[(1)]                    0.63%                            0.61%
Total Annual Fund Operating Expenses                    0.83%                            0.81%
Fee Waiver[(2)]                                         0.00%                            0.00%
Net Annual Fund Operating Expenses[(2)(3)]              0.83%                            0.81%

(1)Acquired Fund Fees and Expenses are incurred indirectly by the Funds through the Funds' investment in the Index Strategy Underlying Funds and unregistered investment pools. Accordingly, Acquired Fees and Expenses affect the Funds' total returns. Because these fees and expenses are not included in the Funds' Financial Highlights, the Fund's Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.
(2)The Manager and the Funds have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.20% through at least April 30, 2010. The operating expenses covered by the expense limitation do not include Acquired Fund Fees and Expenses. The Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of Other Expenses paid by the Manager provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. The amount of the reimbursements, if any, is included in the financial statements in the Fund's shareholder reports and is reflected in Other Expenses in the table above.
(3)In addition to the expenses in the above table, the investment advisers to the Index Strategy Underlying Funds and unaffiliated mutual funds, or their affiliates, may pay the insurance companies offering the Contracts through which the Fund shares are sold a service fee for servicing customer accounts. For further information regarding these fees, see the Contract prospectus.

EXAMPLE
This example is intended to help you compare the cost of investing in the Index Strategy Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, including the same Index Strategy Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. The example does not reflect the effect of any fee or expense waivers, or any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                                  YEAR 1 YEAR 3
------------------------------------------------
|AZL BALANCED INDEX STRATEGY FUND| $85  | $265 |
------------------------------------------------
|AZL MODERATE INDEX STRATEGY FUND| $83  | $259 |
------------------------------------------------

                                       8
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
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

 MORE ABOUT THE FUNDS
The Funds have the flexibility to make portfolio investments and engage in investment techniques that differ from the principal strategies discussed in this prospectus. More information on the Funds' investment strategies and risks may be found in the Funds' statement of additional information ("SAI").

Unless otherwise indicated, any percentage limitation on a Fund's holdings set forth in the summaries above is applied only when that particular type of security is purchased.

In addition to the information about the Funds in the summaries, investors should consider the following information about the Funds.

PRINCIPAL INVESTMENT RISKS
All of the Funds are funds of funds and are subject to the general risk associated with the allocation of their assets to particular underlying investments. In addition, separate from possible investments in derivatives by the Funds' various underlying funds, all of the Funds are permitted to invest in derivatives or in investment pools that invest in derivatives. The risks listed below are generally applicable to all the Funds.

ALLOCATION RISK
o All   The risk that the Manager allocates assets in a manner which results in the Fund underperforming other funds with similar
  of    investment objectives.  For those Funds where the Manager has limited discretion to allocate Fund assets among various
  the   underlying investments, the Fund's allocation structure may cause the Fund to underperform other funds of funds with similar
  Funds investment objectives.   For those Funds where the Manager has discretion to allocate Fund assets among various underlying investments which represent different asset classes, each underlying investment is subject to different levels and combinations of risk, depending on the Fund's exact asset allocation.

                                       9
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

DERIVATIVES RISK
o All   The Funds may invest directly or through affiliated or unaffiliated unregistered investment pools in derivative instruments
  of    such as futures, options, and options on futures.   A derivative is a financial contract whose value depends on, or is
  the   derived from, the value of an underlying asset, reference rate, or risk.  Funds typically use derivatives as a substitute
  Funds for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  Funds may also use derivatives for leverage, in which case their use would involve leveraging risk.  Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk.  Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index.  Using derivatives may result in losses, possibly in excess of the principal amount invested.  Also, suitable derivative transactions may not be available in all circumstances.  The other party to a derivatives contract could default.

The various Underlying Funds in which the Funds may invest present varying degrees of investment risk based upon their own investment objectives and strategies. A Fund will be impacted by these risks depending on the extent to which it invests in a particular Underlying Fund. Additional information about each Underlying Fund's investment risks is included in the Underlying Fund's prospectus and SAI.

The risks listed below are generally applicable to the Underlying Funds identified under the heading for each risk. However, any of the Underlying Funds may be exposed to any of the risks listed below if they invest in securities or other assets that entail a risk or multiple risks associated with that asset class.

CALL RISK
o AZL Enhanced   If interest rates fall, it is possible that issuers of callable securities held by the Underlying Fund will call or
  Bond Index     prepay their securities before their maturity dates. In this event, the proceeds from the called securities would
  Fund           most likely be reinvested by the Underlying Fund in securities bearing the new, lower interest rates, resulting in
o AZL Van Kampen a possible decline in the Underlying Fund's income and distributions to shareholders and termination of any
Equity and       conversion option on convertible securities.
Income Fund

                                       10
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

CAPITALIZATION RISK
o AZL Columbia   To the extent the Underlying Fund invests significantly in small or mid-capitalization companies, it may have
  Mid Cap Value  capitalization risk. These companies may present additional risk because they have less predictable earnings or no
  Fund           earnings, more volatile share prices and less liquid securities than large capitalization companies. These
o AZL Columbia   securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer
  Small Cap      more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend
  Value Fund     to trade less frequently than those of larger, more established companies, which can adversely affect the price of
o AZL Columbia   smaller companies' securities and the Underlying Fund's ability to sell them when the portfolio manager deems it
  Technology     appropriate.  These companies may have limited product lines, markets, or financial resources, or may depend on a
  Fund           limited management group.  The value of some of the Underlying Fund's investments will rise and fall based on
o AZL First      investor perception rather than economic factors.
  Trust Target
  Double Play
  Fund
o AZL Franklin
  Small Cap
  Value Fund
o AZL Mid Cap
  Index Fund
o AZL NACM
  International
  Fund
o AZL NACM
  International
  Growth Fund
o AZL NFJ
  International
  Value Fund
o AZL OCC
  Opportunity
  Fund
o AZL
  Oppenheimer
  Global Fund
o AZL
  Oppenheimer
  International
  Growth Fund
o AZL Schroder
  Emerging
  Markets Equity
  Fund
o AZL Schroder
  International
  Small Cap Fund
o AZL Small Cap
  Stock Index
  Fund
o AZL TargetPLUS
  Balanced Fund
o AZL TargetPLUS
  Equity Fund
o AZL TargetPLUS
  Growth Fund
o AZL TargetPLUS
  Moderate Fund
o AZL Turner
  Quantitative
  Small Cap
  Growth Fund
o AZL Van Kampen
  Comstock Fund
o AZL Van Kampen
  Global
  Franchise Fund
o AZL Van Kampen
  Growth and
  Income Fund
o AZL Van Kampen
  Mid Cap Growth
  Fund
o Premier VIT
  NACM Small Cap
  Portfolio

COMMODITY RISK
o PIMCO VIT                       The portfolio's investments in commodity-linked derivative instruments may subject the portfolio
  CommodityRealReturn{TM}         to greater volatility than investments in traditional securities.  The value of commodity-linked
  Strategy Portfolio              derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry of commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.  The portfolio, and the wholly-owned subsidiary in which it invests, may concentrate their assets in a particular sector of the commodities market, such as, oil, metal, or agricultural products.  As a result, the portfolio may be more susceptible to risks associated with those sectors.

                                       11
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

CONVERTIBLE SECURITIES RISK
o AZL AIM        The values of the convertible securities in which the Underlying Fund may invest also will be affected by market
  International  interest rates, the risk that the issuer may default on interest or principal payments and the value of the
  Equity Fund    underlying common stock into which these securities may be converted.  Specifically, since these types of
o AZL Columbia   convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise, and
  Technology     rise if market interest rates fall.  Additionally, an issuer may have the right to buy back certain of the
  Fund           convertible securities at a time and at a price that is unfavorable to the Underlying Fund.
o AZL Jennison
  20/20 Focus
  Fund
o AZL OCC Growth
  Fund
o AZL OCC
  Opportunity
  Fund
o AZL
  Oppenheimer
  International
  Growth Fund
o AZL Schroder
  Emerging
  Markets Equity
  Fund
o AZL Schroder
  International
  Small Cap Fund
o AZL Van Kampen
  Comstock Fund
o AZL Van Kampen
  Equity and
  Income Fund

COUNTRY/ REGIONAL RISK
o AZL Schroder   Local events, such as political upheaval, financial troubles, or natural disasters, may weaken a country's or a
  International  region's securities markets.  Because the Underlying Fund may invest a large portion of its assets in securities of
  Small Cap Fund companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area.  Country/regional risk is especially high in emerging markets.

CREDIT RISK
o AZL BlackRock Capital           Credit risk is the chance that the issuer of a debt security will fail to repay interest and
  Appreciation Fund               principal in a timely manner, reducing the Underlying Fund's return. Also, an issuer may suffer
o AZL Enhanced Bond Index Fund    adverse changes in financial condition that could lower the credit quality and liquidity of a
o AZL Jennison 20/20 Focus Fund   security, leading to greater volatility in the price of the security and the Underlying Fund's
o AZL NFJ International Value     shares.
  Fund
o AZL OCC Growth Fund
o AZL OCC Opportunity Fund
o AZL Van Kampen Equity and
  Income Fund
o AZL Van Kampen Growth and
  Income Fund
o AZL PIMCO Fundamental IndexPLUS The Underlying Fund could lose money if the issuer or the guarantor of a fixed income security, or
  Total Return Fund               the counterparty to a derivatives contract, repurchase agreement, or a loan of portfolio
o AZL TargetPLUS Balanced Fund    securities, is unwilling or unable to make payments of principal and/or interest in a timely
o AZL TargetPLUS Growth Fund      manner, or to otherwise honor its obligations.  Securities are subject to varying degrees of
o AZL TargetPLUS Moderate Fund    credit risk, which are often reflected in their credit ratings.  Those Underlying Funds that are
o PIMCO VIT                       permitted to invest in municipal bonds are subject to the risk that litigation, legislation, or
  CommodityRealReturn{TM}         other political events, local business or economic conditions, or the bankruptcy of the issuer
  Strategy Portfolio              could have a significant effect on an issuer's ability to make payments of principal and/or
o PIMCO VIT Total Return          interest.
  Portfolio
o Premier VIT NACM Small
  Cap Portfolio
o Premier VIT NFJ Dividend
  Value Portfolio
o AZL Money Market Fund           Although credit risk is low because the Underlying Fund invests only in high quality obligations, if an issuer fails to pay interest or repay principal, the value of the Underlying Fund's assets could decline.

                                       12
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

CURRENCY RISK
o AZL AIM International Equity    Funds that invest in securities that trade in, and receive revenues in, foreign currencies are
  Fund                            subject to the risk that those currencies will decline in value relative to the U.S. dollar, or,
o AZL Columbia Technology Fund    in the case of hedging positions, that the U.S. dollar will decline in value relative to the
o AZL Davis NY Venture Fund       currency being hedged.  Currency rates in foreign countries may fluctuate significantly over short
o AZL Dreyfus Equity Growth Fund  periods of time for a number of reasons, including changes in interest rates, intervention (or
o AZL First Trust Target Double   failure to intervene) by the U.S. or foreign governments, central banks, or supranational
  Play Fund                       authorities, such as the International Monetary Fund, or by the imposition of currency controls or
o AZL Franklin Small Cap Value    other political developments in the U.S. or abroad.  As a result, the Underlying Fund's
  Fund                            investments with exposure to foreign currency fluctuations may decline in value (in terms of the
o AZL NACM International Fund     U.S. dollar) and reduce the returns of the Underlying Fund.
o AZL NACM International Growth
  Fund
o AZL NFJ International Value
  Fund
o AZL OCC Growth Fund
o AZL OCC Opportunity Fund
o AZL Oppenheimer Global Fund
o AZL Oppenheimer International
  Growth Fund
o AZL PIMCO Fundamental IndexPLUS
  Total Return Fund
o AZL Schroder Emerging Markets
  Equity Fund
o AZL Schroder International
  Small Cap Fund
o AZL TargetPLUS Balanced Fund
o AZL TargetPLUS Equity Fund
o AZL TargetPLUS Growth Fund
o AZL TargetPLUS Moderate Fund
o AZL Van Kampen Comstock Fund
o AZL Van Kampen Equity and
  Income Fund
o AZL Van Kampen Global Franchise
  Fund
o AZL Van Kampen Global Real
  Estate Fund
o AZL Van Kampen Growth and
  Income Fund
o AZL Van Kampen Mid Cap Growth
  Fund
o PIMCO VIT
  CommodityRealReturn{TM}
  Strategy Portfolio
o PIMCO VIT Total Return
  Portfolio
o Premier VIT NACM Small
  Cap Portfolio
o Premier VIT NFJ Dividend
  Value Portfolio

CYCLICAL OPPORTUNITIES RISK
o AZL          The Underlying Fund may seek to take advantage of changes in the business cycle by investing in companies that are
  Oppenheimer  sensitive to those changes if the subadviser believes they have growth potential. The Underlying Fund might sometimes
  Global Fund  seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries.
               There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Underlying Fund's share prices.

                                       13
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

DERIVATIVES RISK
o AZL BlackRock Capital           The AZL PIMCO Fundamental IndexPLUS Total Return Fund, the AZL TargetPLUS Balanced Fund, the AZL
  Appreciation Fund               TargetPLUS Growth Fund, and the AZL TargetPLUS Moderate Fund invest in derivatives. The other
o AZL Columbia Small Cap Value    Underlying Funds listed may invest in derivatives. A derivative is a financial contract whose
  Fund                            value depends on, or is derived from, the value of an underlying asset, reference rate, or risk.
o AZL Columbia Technology Fund    Funds typically use derivatives as a substitute for taking a position in the underlying asset
o AZL Enhanced Bond Index Fund    and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or
o AZL Jennison 20/20 Focus Fund   currency risk. Funds may also use derivatives for leverage, in which case their use would involve
o AZL International Index Fund    leveraging risk. Use of derivative instruments involves risks different from, or possibly greater
o AZL JPMorgan U.S. Equity Fund   than, the risks associated with investing directly in securities and other traditional
o AZL Mid Cap Index Fund          investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest
o AZL NACM International Fund     rate risk, market risk, credit risk, and management risk. Derivatives also involve the risk of
o AZL NACM International Growth   mispricing or improper valuation and the risk that changes in the value may not correlate
  Fund                            perfectly with the underlying asset, rate, or index. Using derivatives may result in losses,
o AZL NFJ International Value     possibly in excess of the principal amount invested. Also, suitable derivative transactions may
  Fund                            not be available in all circumstances. The counterparty to a derivatives contract could default.
o AZL OCC Growth Fund             As required by applicable law, any Underlying Fund that invests derivatives segregates cash or
o AZL OCC Opportunity Fund        liquid securities, or both, to the extent that its obligations under the instrument (for example,
o AZL Oppenheimer Global Fund     forward contracts and futures that are required to "cash settle") are not covered through
o AZL Oppenheimer International   ownership of the underlying security, financial instrument, or currency. For more information, see
  Growth Fund                     "Additional Information on Portfolio Instruments and Investment Policies - Derivative Instruments"
o AZL PIMCO Fundamental IndexPLUS in the Underlying Funds' Statement of Additional Information.
  Total Return Fund
o AZL S&P 500 Index Fund
o AZL Schroder Emerging Markets
  Equity Fund
o AZL Schroder International
  Small Cap Fund
o AZL Small Cap Stock Index Fund
o AZL TargetPLUS Balanced Fund
o AZL TargetPLUS Growth Fund
o AZL TargetPLUS Moderate Fund
o AZL Turner Quantitative Small
  Cap Growth Fund
o AZL Van Kampen Comstock Fund
o AZL Van Kampen Equity and
  Income Fund
o AZL Van Kampen Global Franchise
  Fund
o AZL Van Kampen Growth and
  Income  Fund
o AZL Van Kampen Mid Cap Growth
  Fund
o PIMCO VIT
  CommodityRealReturn{TM}
  Strategy Portfolio
o PIMCO VIT Total Return
  Portfolio
o Premier VIT NACM Small
  Cap Portfolio
o Premier VIT NFJ Dividend
  Value Portfolio

DIVIDEND RISK
o AZL Dreyfus There is no guarantee that the issuers of the stocks held by the Underlying Fund will declare dividends in the future
  Equity      or that if declared, they will either remain at current levels or increase over time.
  Growth Fund
o AZL First
  Trust
  Target
  Double Play
  Fund
o AZL
  TargetPLUS
  Equity Fund
o AZL Van
  Kampen
  Comstock
  Fund

                                       14
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

DIVIDEND RISK

o AZL         There is no guarantee that the issuers of the stocks held by the Equity Portfolio will declare dividends in the future
  TargetPLUS  or that if declared, they will either remain at current levels or increase over time.  Because a significant portion
  Balanced    of the securities held by the Fixed Income Portfolio may have variable or floating interest rates, the amounts of its
  Fund        monthly distributions to shareholders are expected to vary with fluctuations in market interest rates.  Generally,
o AZL         when market interest rates fall, the amount of the distributions to shareholders will likewise decrease.
  TargetPLUS
  Growth Fund
o AZL
  TargetPLUS
  Moderate
  Fund

EMERGING MARKETS RISK
o AZL AIM International Equity    In addition to the risks described under "Foreign Risk," issuers in emerging markets may present
  Fund                            greater risk than investing in foreign issuers generally.  Emerging markets may have less
o AZL Davis NY Venture Fund       developed trading markets and exchanges which may make it more difficult to sell securities at an
o AZL Franklin Small Cap Value    acceptable price and their prices may be more volatile than securities of companies in more
  Fund                            developed markets. Settlements of trades may be subject to greater delays so that the Underlying
o AZL NACM International Growth   Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries
  Fund                            may also have less developed legal and accounting systems and investments may be subject to
o AZL NFJ International Value     greater risks of government restrictions, nationalization, or confiscation.
  Fund
o AZL Oppenheimer Global Fund
o AZL Oppenheimer International
  Growth  Fund
o AZL Schroder International
  Small Cap Fund
o AZL TargetPLUS Balanced Fund
o AZL TargetPLUS Equity Fund
o AZL TargetPLUS Growth Fund
o AZL TargetPLUS Moderate Fund
o AZL Van Kampen Comstock Fund
o AZL Van Kampen Equity and
  Income Fund
o AZL Van Kampen Global Franchise
  Fund
o AZL Van Kampen Global Real
  Estate Fund
o AZL Van Kampen Growth and
  Income Fund
o AZL Van Kampen Mid Cap Growth
  Fund
o AZL Schroder Emerging Markets   Emerging markets may have less developed trading markets and exchanges. Emerging countries may
  Equity Fund                     have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions of withdrawing the sales proceeds of securities from the country.
                                  Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies. These investments may be substantially more volatile than stocks of issuers in the U.S.
                                  and other developed countries and may be very speculative.
o AZL PIMCO Fundamental IndexPLUS Foreign investment risk may be particularly high to the extent that the Underlying Fund invests in
  Total Return Fund               emerging market securities of issuers based in countries with developing economies.  These
o PIMCO VIT                       securities may present market, credit, currency, liquidity, legal, political, and other risks
  CommodityRealReturn{TM}         different from, or greater than, the risks of investing in developed foreign countries.
  Strategy Portfolio
o PIMCO VIT Total Return
  Portfolio
o Premier VIT NACM Small
  Cap Portfolio
o Premier VIT NFJ Dividend
  Value Portfolio

                                       15
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

ETF AND INVESTMENT COMPANY RISK
o AZL       The Underlying Fund may invest in shares of closed-end investment companies (including single country funds) and ETFs.
  JPMorgan  Investing in another investment company exposes the Underlying Fund to all the risks of that investment company and, in
  U.S.      general, subjects it to a pro rata portion of the other investment company's fees and expenses.
  Equity
  Fund
o AZL
  Schroder
  Emerging
  Markets
  Equity
  Fund


EXTENSION RISK
o AZL       When interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated,
  Enhanced  cause the value of the securities to fall.
  Bond
  Index
  Fund

FOCUSED INVESTMENT RISK
o AZL Jennison   Focusing investments in a small number of issuers, industries, or regions increases risk. Funds that invest in a
  20/20 Focus    relatively small number of issuers may have more risk because changes in the value of a single security or the
  Fund           impact of a single economic, political, or regulatory occurrence may have a greater impact on the fund's net asset
o AZL NFJ        value. Some of those issuers also may present substantial credit or other risks. The fund may from time to time
  International  have greater risk if it invests a substantial portion of its assets in companies in related industries, such as
  Value Fund     technology or financial and business services, that may share common characteristics and are often subject to
o AZL OCC Growth similar business risks and regulatory burdens. The securities of companies in similar industries may react
  Fund           similarly to economic, market, political, or other developments.
o AZL Van Kampen
  Global
  Franchise Fund
o AZL First      The Underlying Fund invests in a limited number of securities, and the securities selected for the strategies used
  Trust Target   to manage the Underlying Fund may be issued by companies concentrated in particular industries, including consumer
  Double Play    products and technology.  Companies within an industry are often faced with the same obstacles, issues or
  Fund           regulatory burdens, and their common stock may react similarly and move in unison to these and other market
o AZL TargetPLUS conditions.  As a result of these factors, stocks in which the Underlying Fund invests may be more volatile and
  Balanced Fund  subject to greater risk of adverse developments that may affect many of the companies in which the Underlying Fund
o AZL TargetPLUS invests, than a mixture of stocks of companies from a wide variety of industries.  Generally, in the context of the
  Equity Fund    total portfolio, these holdings may not be large enough to consider the Underlying Fund as a whole as concentrated.
o AZL TargetPLUS
  Growth Fund
o AZL TargetPLUS
  Moderate Fund

                                       16
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

FOREIGN RISK
o AZL AIM International Equity    Because the Underlying Fund invests in securities of foreign issuers, it may be subject to risks
  Fund                            not usually associated with owning securities of U.S. issuers.  These risks include, among others,
o AZL Columbia Mid Cap Value Fund adverse fluctuations in foreign currency values as well as adverse political, social and economic
o AZL Columbia Technology Fund    developments affecting a foreign country, including the risk of nationalization, expropriation or
o AZL Davis NY Venture Fund       confiscatory taxation.  In addition, foreign investing involves less publicly available
o AZL Dreyfus Equity Growth Fund  information, and more volatile or less liquid securities markets.  Investments in foreign
o AZL Enhanced Bond Index Fund    countries could be affected by factors not present in the U.S., such as restrictions on receiving
o AZL First Trust Target Double   the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential
  Play Fund                       difficulties in enforcing contractual obligations.  Transactions in foreign securities may be
o AZL Franklin Small Cap Value    subject to less efficient settlement practices, including extended clearance and settlement
  Fund                            periods.  Foreign accounting may be less revealing than U.S. accounting practices.  Foreign
o AZL International Index Fund    regulation may be inadequate or irregular.  Owning foreign securities could cause the Underlying
o AZL Jennison 20/20 Focus Fund   Fund's performance to fluctuate more than if it held only U.S. securities.
o AZL JPMorgan U.S. Equity Fund
o AZL NACM International Fund
o AZL NACM International Growth
  Fund
o AZL NFJ International Value
  Fund
o AZL OCC Growth Fund
o AZL OCC Opportunity Fund
o AZL Oppenheimer Global Fund
o AZL Oppenheimer International
  Growth Fund
o AZL PIMCO Fundamental IndexPLUS
  Total Return Fund
o AZL Schroder Emerging Markets
  Equity Fund
o AZL Schroder International
  Small Cap Fund
o AZL TargetPLUS Balanced Fund
o AZL TargetPLUS Equity Fund
o AZL TargetPLUS Growth Fund
o AZL TargetPLUS Moderate Fund
 *AZL Turner Quantitative Small
  Cap Growth Fund
o AZL Van Kampen Comstock Fund
o AZL Van Kampen Equity and
  Income Fund
o AZL Van Kampen Global Franchise
  Fund
o AZL Van Kampen Global Real
  Estate Fund
o AZL Van Kampen Growth and
  Income Fund
o AZL Van Kampen Mid Cap
  Growth Fund
o PIMCO VIT
  CommodityRealReturn{TM}
  Strategy Portfolio
o PIMCO VIT Total Return
  Portfolio
o Premier VIT NACM Small
  Cap Portfolio
o Premier VIT NFJ Dividend
  Value Portfolio
o AZL Money Market Fund           The Underlying Fund may invest in obligations of foreign banks and other foreign issuers that involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

                                       17
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

GROWTH STOCKS RISK
o AZL AIM        The returns on growth stocks may or may not move in tandem with the returns on other categories of stocks, or the
  International  stock market as a whole. Growth stocks may be particularly susceptible to rapid price swings during periods of
  Equity Fund    economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or
o AZL BlackRock  no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing
  Capital        emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory
  Appreciation   and economic factors affecting those sectors.
  Fund
o AZL Columbia
  Technology
  Fund
o AZL Dreyfus
  Equity Growth
  Fund
o AZL Jennison
  20/20 Focus
  Fund
o AZL OCC Growth
  Fund
o AZL OCC
  Opportunity
  Fund
o AZL
  Oppenheimer
  Global Fund
o AZL
  Oppenheimer
  International
  Growth Fund
o AZL Turner
  Quantitative
  Small Cap
  Growth Fund
o AZL Van Kampen
  Mid Cap Growth
  Fund

HEADLINE RISK
o AZL      The subadviser seeks to acquire companies with expanding earnings at value prices. They may make such investments when a
  Davis NY company becomes the center of controversy after receiving adverse media attention. The company may be involved in
  Venture  litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may
  Fund     disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While the subadviser researches companies subject to such contingencies, it cannot be correct every time, and the company's stock may never recover.


INCOME RISK
o AZL     Income risk is the chance that falling interest rates will cause the Underlying Fund's income to decline. Income risk is
  Money   generally higher for short-term bonds.
  Market
  Fund
o AZL Van
  Kampen
  Equity
  and
  Income
  Fund

INDEX FUND RISK
o AZL Enhanced   The Underlying Fund uses an indexing strategy.  It does not attempt to manage market volatility, use defensive
  Bond Index     strategies, or reduce the effects of any long-term periods of poor stock performance.  The correlation between the
  Fund           performance of the Underlying Fund and the performance of the index may be affected by the Underlying Fund's
o AZL            expenses, changes in securities markets, changes in the composition of the index, and the timing of purchases and
  International  redemptions of Underlying Fund shares.
  Index Fund
o AZL Mid Cap
  Index Fund
o AZL S&P 500
  Index Fund
o AZL Small Cap
  Stock Index
  Fund

                                       18
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

INDUSTRY SECTOR RISK
o AZL Columbia The value of the Underlying Fund's shares is particularly vulnerable to risks affecting technology companies and/or
  Technology   companies having investments in technology. The technology sector historically has had greater stock price
  Fund         fluctuation as compared to the general market. By focusing on the technology sector of the stock market rather than a
o AZL OCC      broad spectrum of companies, the Underlying Fund's share price will be particularly sensitive to market and economic
  Opportunity  events that affect those technology companies. The stock prices of technology companies during the past few years
  Fund         have been highly volatile, largely due to the rapid pace of product change and development within this sector. This phenomenon may also result in future stock price volatility. In addition, technologies that are dependent on consumer demand may be more sensitive to changes in consumer spending patterns. Technology companies focusing on the information and telecommunications sectors may also be subject to international, federal and state regulations and may be adversely affected by changes in those regulations.
o AZL Davis NY At times, the Underlying Fund may invest a significant portion of its assets in the securities of companies involved
  Venture Fund in the financial services sector. By focusing on a particular sector from time to time, the Underlying Fund carries
o AZL Franklin greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.
  Small Cap    Financial services companies are subject to extensive government regulation, which may affect their profitability in
  Value Fund   many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest
o AZL Van      rates and fees they can charge. A financial services company's profitability, and therefore its stock price is
Kampen Equity  especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay
and Income     their loans. Changing regulations, continuing consolidations, and development of new products and structures are all
Fund           likely to have a significant impact on financial services companies.
o AZL Columbia At times, the Underlying Fund may increase the relative emphasis of its investments in a particular industry.  Stocks
  Small Cap    of issuers in a particular industry are subject to changes in economic conditions, government regulations,
  Value Fund   availability of basic resources or supplies, or other events that affect that industry more than others. To the
o AZL Dreyfus  extent that the Underlying Fund has greater emphasis on investments in a particular industry, its share values may
  Equity       fluctuate in response to events affecting that industry.
  Growth Fund
o Premier VIT
  NACM Small
  Cap
  Portfolio
o Premier VIT
  NFJ Dividend
  Value
  Portfolio

                                       19
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

INDUSTRY SECTOR RISK
o AZL Money    Because of its concentration in the financial services industry, the Underlying Fund will be exposed to a large
  Market Fund  extent to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. Financial services companies are also exposed to losses if borrowers and other counter-parties experience financial problems and/or cannot repay their obligations.

INITIAL PUBLIC OFFERINGS RISK
o AZL Columbia  The Underlying Fund may invest in initial public offerings (IPOs). By definition, securities issued in IPOs have not
  Technology    traded publicly until the time of their offerings. There may be only a limited number of shares available for
  Fund          trading, the market for those securities may be unseasoned, and the issuer may have a limited operating history.
o AZL Jennison  These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs
  20/20 Focus   may also make it more difficult for the Underlying Fund to buy or sell significant amounts of shares without an
  Fund          unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are
o AZL OCC       involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of
  Opportunity   the companies involved in new industries may be regarded as developmental stage companies, without revenues or
  Fund          operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are
o AZL Schroder  undercapitalized.
  Emerging
  Markets
  Equity Fund
o AZL Turner
  Quantitative
  Small Cap
  Growth Fund
o Premier VIT
  NACM Small
  Cap Portfolio

INTEREST RATE RISK
o AZL AIM International Equity    Interest rate risk is the chance that the value of the bonds the Underlying Fund holds will
  Fund                            decline due to rising interest rates. When interest rates rise, the price of most bonds goes down.
o AZL BlackRock Capital           The price of a bond is also affected by its maturity. Bonds with longer maturities generally have
  Appreciation Fund               greater sensitivity to changes in interest rates.
o AZL Enhanced Bond Index Fund
o AZL Jennison 20/20 Focus Fund
o AZL Van Kampen Growth and
  Income Fund
o Premier VIT NFJ Dividend Value
  Portfolio
o AZL Money Market Fund           This is the risk that changes in nominal interest rates, which consist of a real interest rate and the expected rate of inflation, will affect the value of the Underlying Fund's investments in income-producing or debt securities.  Although the value of money market investments is less sensitive to interest rate risk than longer-term securities, increases in nominal interest rates may cause the value of the Underlying Fund's investments to decline.

                                       20
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

INTEREST RATE RISK
o AZL Enhanced Bond Index Fund    As nominal interest rates rise, the value of fixed income securities held by an Underlying Fund is
o AZL Franklin Templeton Founding likely to decrease.  Securities with longer durations tend to be more sensitive to changes in
  Strategy Plus Fund              interest rates, usually making them more volatile than securities with shorter durations.  A
o AZL PIMCO Fundamental IndexPLUS nominal interest rate can be described as the sum of a real interest rate and an expected
  Total Return Fund               inflation rate.  Inflation-indexed securities, including Treasury Inflation-Protected Securities
o AZL TargetPLUS Balanced Fund    ("TIPS"), decline in value when real interest rates rise.  In certain interest rate environments,
o AZL TargetPLUS Growth Fund      such as when real interest rates are rising faster than nominal interest rates, inflation-indexed
o AZL TargetPLUS Moderate Fund    securities may experience greater losses than other fixed income securities with similar
o PIMCO VIT                       durations.
  CommodityRealReturn{TM}
  Strategy Portfolio
o PIMCO VIT Total Return
  Portfolio

INVESTMENT STRATEGY RISK
o AZL First   Investment strategy risk is the chance that subadviser's strategies for selecting securities for the Underlying Fund's
  Trust       portfolio will cause the Underlying Fund to underperform other funds with similar investment objectives.  One of the
  Target      Underlying Fund's principal investment strategies involves selecting common stocks of companies that have experienced
  Double Play certain rate of growth in return on assets and a lower, but positive price-to-book ratio.  There can be no assurance
  Fund        that the companies whose stocks are selected for the Underlying Fund's portfolio using this strategy will continue to experience continued growth in return on assets.  The other principal investment strategy involves ranking and selecting stocks based on their prospective price performance.  There can be no assurance that the companies whose stocks are selected for the Underlying Fund's portfolio using this strategy will actually perform better than other stocks.

                                       21
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

INVESTMENT STRATEGY RISK
o AZL         Certain strategies involve selecting common stocks that have high dividend yields relative to other common stocks
  TargetPLUS  comprising an index.  The dividend yields of such stocks may be high relative to such other stocks because the share
  Balanced    price of the stock has declined relative to such other stocks.  The stocks selected may be out of favor with investors
  Fund        because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been
o AZL         subject to negative publicity, or has experienced other unfavorable developments relating to its business.  There can
  TargetPLUS  be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to
  Equity Fund other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will
o AZL         be maintained.
  TargetPLUS  Certain strategies involve selecting common stocks of issuers that have experienced certain rates of growth in sales
  Growth Fund and stocks that have experienced recent price appreciation.  There can be no assurance that the issuers whose stocks
o AZL         are selected will continue to experience growth in sales, or that the issuer's operations will result in positive
  TargetPLUS  earnings even if sales continue to grow.  There further can be no assurance that the prices of such issuers' stocks
  Moderate    will not decline.
  Fund        Value Line's Timeliness[TM] rankings reflect Value Line's views as to the prospective price performance of the #1 ranked stocks relative to other stocks ranked by Value Line[{R}].  There is no assurance that the #1 ranked stocks will actually perform better than other stocks and, as a result, the Underlying Fund may underperform other similar investments.

ISSUER RISK
              The value of a security may decline for a number of reasons that directly relate to the issuer, such as management
o All of the  performance, financial leverage, and reduced demand for the issuer's products or services.
  Underlying
  Funds

                                       22
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

LEVERAGING RISK
o AZL BlackRock Capital           Certain transactions may give rise to a form of leverage.  Such transactions may include, among
  Appreciation Fund               others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued,
o AZL NFJ International Value     delayed delivery, or forward commitment transaction.  The use of derivatives may also create
  Fund                            leveraging risk.  To mitigate leveraging risk, the Underlying Fund will segregate or "earmark"
o AZL OCC Growth Fund             liquid assets or otherwise cover transactions that may give rise to such risk.  The use of
o AZL PIMCO Fundamental IndexPLUS leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be
  Total Return Fund               advantageous to do so to satisfy its obligations or to meet segregation requirements.  In
o AZL TargetPLUS Balanced Fund    addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in
o AZL TargetPLUS Growth Fund      the value of an Underlying Fund's portfolio securities.
o AZL TargetPLUS Moderate Fund
o PIMCO VIT
  CommodityRealReturn{TM}
  Strategy Portfolio
o PIMCO VIT Total Return
  Portfolio
o Premier VIT NACM Small
  Cap Portfolio
o Premier VIT NFJ Dividend
  Value Portfolio

LICENSE TERMINATION RISK
o AZL First   The Underlying Fund relies on third party license(s) that permit the use of the intellectual property of such parties
  Trust       in connection with the name of the Underlying Fund and/or the investment strategies of the Underlying Fund.  Such
  Target      license(s) may be terminated by the licensors, and as a result, the Underlying Fund may lose its ability to use the
  Double Play licensed name as a part of the name of the Underlying Fund or to receive data from the third party as it relates to
  Fund        the investment strategy.  Accordingly, in the event a license is terminated, the Underlying Fund may have to change
o AZL         its name or investment strategy(ies).
  TargetPLUS
  Balanced
  Fund
o AZL
  TargetPLUS
  Equity Fund
o AZL
  TargetPLUS
  Growth Fund
o AZL
  TargetPLUS
  Moderate
  Fund

LIMITED MANAGEMENT RISK
o AZL First   The Underlying Fund's strategy of investing in companies according to criteria determined on or about the last
  Trust       business day before each Stock Selection Date prevents the Underlying Fund from responding to market fluctuations, or
  Target      changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates.  As
  Double Play compared to other funds, this could subject the Underlying Fund to more risk if one of the selected stocks declines in
  Fund        price or if certain sectors of the market, or the United States economy, experience downturns.  The investment
o AZL         strategy may also prevent the Underlying Fund from taking advantage of opportunities available to other funds.
  TargetPLUS
  Balanced
  Fund
  (Equity
  Portfolio)
o AZL
  TargetPLUS
  Equity Fund
o AZL
  TargetPLUS
  Growth Fund
  (Equity
  Portfolio)
o AZL
  TargetPLUS
  Moderate
  Fund
  (Equity
  Portfolio)

                                       23
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

LIQUIDITY RISK
o AZL Columbia Technology Fund    Liquidity risk exists when particular investments are difficult to purchase or sell.  Investments
o AZL Enhanced Bond Index Fund    in illiquid securities may reduce the returns of the Underlying Fund because it may be unable to
o AZL Franklin Small Cap Value    sell the illiquid securities at an advantageous time or price.  Restricted securities may be
  Fund                            subject to liquidity risk because they may have terms that limit their resale to other investors
o AZL Jennison 20/20 Focus Fund   or may require registration under applicable securities laws before they may be sold publicly.
o AZL NACM International Fund     Funds with principal investment strategies that involve restricted securities, foreign securities,
o AZL NFJ International Value     derivatives, companies with small market capitalization or securities with substantial market
  Fund                            and/or credit risk tend to have the greatest exposure to liquidity risk.
o AZL OCC Growth Fund
o AZL OCC Opportunity Fund
o AZL Oppenheimer Global Fund
o AZL Oppenheimer International
  Growth Fund
o AZL PIMCO Fundamental IndexPLUS
  Total Return Fund
o AZL Schroder Emerging Markets
  Equity Fund
o AZL Schroder International
  Small Cap Fund
o AZL TargetPLUS Balanced Fund
o AZL TargetPLUS Growth Fund
o AZL TargetPLUS Moderate Fund
o PIMCO VIT
  CommodityRealReturn{TM}
  Strategy Portfolio
o PIMCO VIT Total Return
  Portfolio
o Premier VIT NACM Small
  Cap Portfolio
o Premier VIT NFJ Dividend
  Value Portfolio
o AZL Money Market Fund           The Underlying Fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the Underlying Fund to dispose of them if the issuer defaults.

                                       24
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

MARKET RISK
o All of the  The market price of securities owned by the Underlying Fund may go up or down, sometimes rapidly and unpredictably.
  Underlying  Securities may decline in value due to factors affecting securities markets generally or particular industries
  Funds       represented in the securities markets.  The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment.
              They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.  The value of the Underlying Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market.  For those Underlying Funds that invest in stocks of foreign companies, the value of the Underlying Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions.  Equity securities generally have greater price volatility than fixed income securities.

                                       25
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

MORTGAGE-RELATED AND OTHER ASSET-BACKED RISK
o AZL Enhanced Bond Index Fund    The Underlying Fund may invest in a variety of mortgage-related and other asset-backed securities,
o AZL PIMCO Fundamental IndexPLUS which are subject to certain additional risks.  Generally, rising interest rates tend to extend
  Total Return Fund               the duration of fixed rate mortgage-related securities, making them more sensitive to changes in
o AZL TargetPLUS Balanced Fund    interest rates.  As a result, in a period of rising interest rates, an Underlying Fund that holds
o AZL TargetPLUS Growth Fund      mortgage-related securities may exhibit additional volatility.  This is known as extension risk.
o AZL TargetPLUS Moderate Fund    In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk.
o AZL Van Kampen Comstock         When interest rates decline, borrowers may pay off their mortgages sooner than expected.  This can
  Fund                            reduce the returns of an Underlying Fund because the Underlying Fund will have to reinvest that
o AZL Van Kampen Equity and       money at the lower prevailing interest rates.  If an Underlying Fund purchases mortgage-backed or
  Income Fund                     asset-backed securities that are subordinated to other interests in the same mortgage pool, the
o PIMCO VIT                       Underlying Fund may receive payments only after the pool's obligations to other investors have
  CommodityRealReturn{TM}         been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool
  Strategy Portfolio              may limit substantially the pool's ability to make payments of principal or interest to the
o PIMCO VIT Total Return          Underlying Fund as a holder of such subordinated securities, reducing the values of those
  Portfolio                       securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.  An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination.  The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.  An Underlying Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-
                                  related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

NON-DIVERSIFICATION RISK
o AZL First  The Underlying Fund is non-diversified.  This means that the percentage of its assets invested in any single issuer is
  Trust      not limited by the Investment Company Act of 1940 (the "1940 Act").  When the Underlying Fund's assets are invested in
  Target     the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the value of
  Double     its shares will be more susceptible to any single economic, political or regulatory event affecting those issuers or
  Play Fund  their securities than shares of a diversified fund.
o AZL Van
  Kampen
  Global
  Franchise
  Fund
o AZL Van
  Kampen
  Global
  Real
  Estate
  Fund

                                       26
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

PORTFOLIO TURNOVER
o AZL Columbia   The Underlying Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or
  Technology     more) results in higher transaction costs and can adversely affect the Underlying Fund's performance.
  Fund
o AZL Dreyfus
  Equity Growth
  Fund
o AZL First
  Trust Target
  Double Play
  Fund
o AZL Jennison
  20/20 Focus
  Fund
o AZL JPMorgan
  U.S. Equity
  Fund
o AZL NACM
  International
  Fund
o AZL NACM
  International
  Growth Fund
o AZL NFJ
  International
  Value Fund
o AZL OCC Growth
  Fund
o AZL OCC
  Opportunity
  Fund
o AZL
  Oppenheimer
  Global Fund
o AZL PIMCO
  Fundamental
  IndexPLUS
  Total Return
  Fund
o AZL Schroder
  Emerging
  Markets Equity
  Fund
o AZL TargetPLUS
  Balanced Fund
o AZL TargetPLUS
  Equity Fund
o AZL TargetPLUS
  Growth Fund
o AZL TargetPLUS
  Moderate Fund
o AZL Turner
  Quantitative
  Small Cap
  Growth Fund

REAL ESTATE INVESTMENTS RISK
o AZL       The performance of real estate investments (REITs) depends on the strength of real estate markets, REIT management and
  Columbia  property management which can be affected by many factors, including national and regional economic conditions.
  Mid Cap
  Value
  Fund
o AZL
  Jennison
  20/20
  Focus
  Fund
o AZL
  JPMorgan
  U.S.
  Equity
  Fund
o AZL OCC
  Growth
  Fund
o AZL S&P
  500 Index
  Fund
o AZL Van
  Kampen
  Comstock
  Fund
o AZL Van
  Kampen
  Equity
  and
  Income
  Fund
o AZL Van
  Kampen
  Growth
  and
  Income
  Fund
o AZL Van
  Kampen
  Mid Cap
  Growth
  Fund

                                       27
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

REAL ESTATE INVESTMENTS RISK

o AZL Van   Because of the Underlying Fund's policy of concentrating its investments in securities of companies operating in the
Kampen      real estate industry, the Underlying Fund is more susceptible to the risks of investing in real estate directly. Real
Global Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense
Estate Fund competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs. Investing in companies operating in the real estate industry also exposes investors to the way in which these real estate companies are organized and operated. In addition to investing directly in real estate, these companies may engage directly in real estate management or development activities. Operating these companies requires specialized management skills and the Underlying Fund indirectly bears the management expenses of these companies along with the direct expenses of the Underlying Fund.  Individual real estate companies may own a limited number of properties and may concentrate in a particular region or property type.

SECURITY QUALITY RISK (ALSO KNOWN AS "HIGH YIELD RISK")
o AZL Oppenheimer International   The Underlying Fund may invest in high yield, high risk debt securities and unrated securities of
  Growth Fund                     similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit
o AZL PIMCO Fundamental IndexPLUS and liquidity risk than funds that do not invest in such securities. These securities are
  Total Return Fund               considered predominately speculative with respect to the issuer's continuing ability to make
o AZL TargetPLUS Balanced Fund    principal and interest payments.  An economic downturn or period of rising interest rates could
o AZL TargetPLUS Growth Fund      adversely affect the market for these securities and reduce the Underlying Fund's ability to sell
o AZL TargetPLUS Moderate Fund    these securities (liquidity risk).  If the issuer of a security is in default with respect to
o PIMCO VIT                       interest or principal payments, the Underlying Fund may lose the value of its entire investment.
  CommodityRealReturn{TM}
  Strategy Portfolio
o PIMCO VIT Total Return
  Portfolio

                                       28
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

SELECTION RISK (ALSO KNOWN AS "MANAGEMENT RISK")
o AZL AIM International Equity    The Underlying Fund is an actively managed investment portfolio.  The portfolio manager(s) make
  Fund                            investment decisions for the Underlying Fund's assets. However, there can be no guarantee they
o AZL BlackRock Capital           will produce the desired results and poor security selection may cause the Underlying Fund to
  Appreciation Fund               underperform its benchmark index or other funds with similar investment objectives.
o AZL Columbia Mid Cap Value Fund
o AZL Columbia Small Cap Value
  Fund
o AZL Columbia Technology Fund
o AZL Davis NY Venture Fund
o AZL Dreyfus Equity Growth Fund
o AZL Franklin Small Cap Value
  Fund
o AZL Jennison 20/20 Focus Fund
o AZL JPMorgan U.S. Equity Fund
o AZL NACM International Fund
o AZL NACM International Growth
  Fund
o AZL NFJ International Value
  Fund
o AZL OCC Growth Fund
o AZL OCC Opportunity Fund
o AZL Oppenheimer Global Fund
o AZL Oppenheimer International
  Growth Fund
o AZL Oppenheimer Main Street
  Fund
o AZL PIMCO Fundamental IndexPLUS
  Total Return Fund
o AZL Schroder Emerging Markets
  Equity Fund
o AZL Schroder International
  Small Cap Fund
o AZL TargetPLUS Balanced Fund
o AZL TargetPLUS Growth Fund
o AZL TargetPLUS Moderate Fund
o AZL Turner Quantitative Small
  Cap Growth Fund
o AZL Van Kampen Comstock Fund
o AZL Van Kampen Equity and
  Income Fund
o AZL Van Kampen Global
  Franchise Fund
o AZL Van Kampen Global
  Real Estate Fund
o AZL Van Kampen Growth and
  Income Fund
o AZL Van Kampen Mid Cap
  Growth Fund
o PIMCO VIT
  CommodityRealReturn{TM}
  Strategy Portfolio
o PIMCO VIT Total Return
  Portfolio

                                       29
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

SHORT SALE RISK
o AZL PIMCO Fundamental IndexPLUS Short sales are subject to special risks.  A short sale involves the sale by the Underlying Fund
  Total Return Fund               of a security that it does not own with the hope of purchasing the same security at a later date
o AZL TargetPLUS Balanced Fund    at a lower price.  Certain of the Underlying Funds may also enter into short derivatives positions
o AZL TargetPLUS Growth           through futures contracts or swap agreements.  If the price of the security or derivative has
  Fund                            increased during this time, then the Underlying Fund will incur a loss equal to the increase in
o AZL TargetPLUS Moderate         price from the time that the short sale was entered into plus any premiums and interest paid to
  Fund                            the third party.  Therefore, short sales involve the risk that losses may be exaggerated,
o PIMCO VIT                       potentially resulting in the loss of more money than the actual cost of the investment.  Short
  CommodityRealReturn{TM}         sales "against the box" give up the opportunity for capital appreciation in the security.  Also,
  Strategy Portfolio              there is the risk that the third party to the short sale may fail to honor its contract terms,
o PIMCO VIT Total Return          causing a loss to the Underlying Fund.
  Portfolio

SPECIAL SITUATIONS RISK
o AZL          Periodically, the Underlying Fund might use aggressive investment techniques. These might include seeking to benefit
  Oppenheimer  from what the subadviser perceives to be "special situations," such as mergers, reorganizations, restructurings or
  Global Fund  other unusual events expected to affect a particular issuer. However, there is a risk that the change or event might not occur, which could have a negative impact on the price of the issuer's securities. The Underlying Fund's investment might not produce the expected gains or could incur a loss for the portfolio.

STRATEGY SELECTION RISK
o AZL         The risk that the Manager could allocate assets in a manner that will cause the Funds to underperform other funds with
  TargetPLUS  similar investment objectives.  The Manager may have a potential conflict of interest in allocating Fixed Income
  Balanced    Portfolio assets between the Diversified Income Strategy and the Total Return Strategy because the  subadvisory fee
  Fund        rate it pays to the subadviser are different for the two strategies. However, the Manager is a fiduciary to the Funds
o AZL         and is legally obligated to act in their best interests when selecting strategies, without taking fees into
  TargetPLUS  consideration.
  Growth Fund
o AZL
  TargetPLUS
  Moderate
  Fund

                                       30
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

SUBSIDIARY RISK
o PIMCO VIT                       By investing in a wholly-owned subsidiary, the portfolio is indirectly exposed to the risks
  CommodityRealReturn{TM}         associated with the subsidiary's investments.  The derivatives and other investment held by the
  Strategy Portfolio              subsidiary are generally similar to those that are permitted to be held by the portfolio and are subject to the same risks that apply to similar investments if held directly by the portfolio.
                                  There can be no assurance that the investment objective of the subsidiary will be achieved.  The subsidiary is not registered under the 1940 Act and is generally not subject to all the investor protections of the 1940 Act.  In additional, changes in the laws of the United States and/or the
                                  Cayman Islands, under whose laws the subsidiary is organized, could result in the inability of the portfolio and/or the subsidiary to operate as planned and could adversely affect the portfolio.

TAX RISK
o PIMCO VIT                       The portfolio gains exposure to the commodities markets through investments in commodity-linked
  CommodityRealReturn{TM}         derivative instruments, including commodity index-linked notes, swap agreement, commodity options,
  Strategy Portfolio              futures, and option of futures.  The portfolio may also gain exposure indirectly to commodity markets by investing in a wholly-owned subsidiary, which invests primarily in commodity-linked derivative instruments.  In order for the portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio must derive at least 90% of its gross income each taxable year from certain qualifying sources of income.  The Internal Revenue Service (the "IRS") issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code.
                                  However, the IRS has issued a private letter ruling to the portfolio in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income.  In addition, the IRS has also issued another private letter ruling to the portfolio in which the IRS specifically concluded that income derived from the portfolio's investment in its subsidiary will also constitute qualifying income to the portfolio.  Based on such rulings, the portfolio will seek to gain exposure to the commodity markets primarily through investments in commodity index-
                                  linked notes and through investments in its subsidiary.  The use of commodity index-linked notes and investments in the subsidiary involve specific risks.

                                       31
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

VALUE STOCKS RISK
o AZL Columbia   The value style of investing emphasizes stocks of undervalued companies whose characteristics may lead to improved
  Mid Cap Value  valuations. These stocks may remain undervalued because value stocks, as a category, may lose favor with investors
  Fund           compared to other categories of stocks or because the valuations of these stocks do not improve in response to
o AZL Columbia   changing market or economic conditions.
  Small Cap
  Value Fund
o AZL Davis NY
  Venture Fund
o AZL Franklin
  Small Cap
  Value Fund
o AZL Jennison
  20/20 Focus
  Fund
o AZL JPMorgan
  U.S. Equity
  Fund
o AZL NFJ
  International
  Value Fund
o AZL Van Kampen
  Comstock Fund
o AZL Van Kampen
  Equity and
  Income Fund
o AZL Van Kampen
  Global
  Franchise Fund
o Premier VIT
  NACM Small Cap
  Portfolio
o Premier VIT
  NFJ Dividend
  Value
  Portfolio

MANAGEMENT
Each Fund pays a monthly management fee to the Manager based on a stated percentage of the Fund's average daily net asset value. The Manager and the Funds have entered into a written agreement limiting operating expenses (excluding certain Fund expenses including, but not limited to, Acquired Fund Fees and Expenses, and any taxes, interest, brokerage fees or extraordinary expenses) to 0.20% for the Index Strategy Funds through April 30, 2010.

THE MANAGER
Allianz Investment Management LLC serves as the Manager for the Funds. The Manager's address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.

The Manager is assisted by Morningstar Associates, LLC ("Morningstar"), which serves as consultant to the Manager pursuant to an agreement between the Manager and Morningstar. For the Index Strategy Funds, the Manager maintains the list of underlying funds (the "Underlying Funds"), and reviews and adjusts, in its discretion, the allocations of assets to the Underlying Funds. As of December 31, 2008, the Manager had aggregate assets under management of $5.8 billion.

Jeffrey W. Kletti is the portfolio manager of the Funds. Mr. Kletti is a Chartered Financial Analyst and joined Allianz Life Insurance Company of North America (Allianz Life), the parent of the Manager, in 2000. Mr. Kletti served as senior vice president of the Manager from its inception in 2001 until he was elected its president in 2005. Previously, Mr. Kletti held positions with Fortis Financial Group, IAI Mutual Funds, and Kemper Financial Services.

The manager compensates the subadvisers for their services to the Underlying Funds as provided in the portfolio management agreements. In addition, the Manager constantly evaluates the performance of subadvisers for the Underlying Funds.

The Manager manages two unregistered investment pools in which the Funds may invest. Currently, the Manager's only clients are the Trust, the Allianz Variable Insurance Products Trust, and the unregistered investment pools.

The Manager has signed subadvisory agreements or portfolio management agreements ("Subadvisory Agreements") with various subadvisers, some of which are affiliates of the Manager, for the Underlying Funds. The subadvisers manage the portfolio securities of the Underlying Funds and provide additional services including research, selection of brokers, and similar services. The Manager compensates the subadvisers for their services as provided in the Subadvisory Agreements. A discussion of the Board of Trustees' basis for approving the Funds' Investment Management Agreement with the Manager is available in the Annual Reports for the AZL Fusion Balanced Fund, the AZL Fusion Moderate Fund, and the AZL Fusion Growth Fund, each a series of the Trust, for the year ended December 31, 2008.

The Manager was established as an investment adviser by Allianz Life Insurance Company of North America in April 2001. The Manager generally does not provide investment advice with regard to selection of individual portfolio securities, but rather evaluates and selects subadvisers, determines which funds should be Underlying Funds, and determines allocations to Underlying Funds, all subject to the oversight of the Board of Trustees. In addition, the Manager constantly evaluates

                                       32
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009
possible additional or alternative subadvisers for the Trust. The Manager currently acts as Manager of all of the Funds of the Trust.

The Manager is a subsidiary of Allianz SE, one of the world's largest insurance and financial services companies. Allianz SE is headquartered in Munich, Germany, and has operations in more than 70 countries. As of December 31, 2008, Allianz SE had third-party assets under management of $991 billion. In North America, Allianz SE subsidiaries are engaged in the life insurance, property/casualty insurance, broker-dealer, investment adviser, and mutual fund businesses.

DUTIES OF THE MANAGER
Within the scope of an investment program approved by the Board of Trustees, the Manager oversees the Funds, and advises on the Funds' investment policies. The Manager is also responsible for selecting Underlying Funds, the allocation of assets to each Underlying Fund, and the allocation of the Funds' assets to other investment strategies or asset classes in which the Funds are permitted to invest under their respective investment policies and restrictions and applicable regulations. The Manager continuously monitors the performance of various investment management organizations, including the subadvisers of the Underlying Funds, and generally oversees the services provided to the Funds by the administrator, the custodian, and other service providers.

The Manager is paid a fee as set forth under "Fees" below, by the Fund for its services, which includes any fee paid to the Subadviser.

Each of these Funds and the Manager, under an order received from the Securities and Exchange Commission ("SEC") on September 17, 2002, may enter into and materially amend agreements with subadvisers without obtaining shareholder approval. This type of structure is commonly known as a "Manager of Managers" structure. For any Fund that is relying on the order, the Manager may:
o hire one or more subadvisers;
o change subadvisers; and
o reallocate management fees between itself and subadvisers.

The Manager continues to have the ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee subadvisers and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from:
o its shareholders; or
o the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated subadviser without that agreement, including the compensation to be paid under it, being similarly approved except as may be permitted by applicable law.

MANAGEMENT FEES
Each Fund paid the Manager a fee for advisory services (including subadvisory fees) during 2008 at the annual rate shown on the following table, before and after fee waivers:

                                    PERCENTAGE OF AVERAGE     PERCENTAGE OF AVERAGE
                                  NET ASSETS AS OF 12/31/08 NET ASSETS AS OF 12/31/08
                                     BEFORE FEE WAIVERS         AFTER FEE WAIVERS
AZL Balanced Index Strategy Fund*            N/A                       N/A
AZL Moderate Index Strategy*                 N/A                       N/A

  *The Fund had not commenced operations as of December 31, 2008.

 The Manager, not any Fund, pays a consultant fee to Morningstar. The Manager and the Funds have entered into a written contract limiting operating expenses (excluding certain Fund expenses including, but not limited to, any taxes, interest, brokerage fees or extraordinary expenses) through April 30, 2010. The Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of other expenses paid by the Manager provided that any such reimbursement will not cause the Fund to exceed the expense limitations in the agreement. The Manager may request and receive reimbursement of fees waived or limited and other reimbursements made by the Manager. Any reimbursement to
                                       33
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009
 the Manager must be made not more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made.

 Each Fund, as a shareholder of the Underlying Funds, indirectly bears its proportionate share of any investment management fees and other expenses of the Underlying Funds. The Manager believes, and the Board of Trustees of the Trust has determined, that the management and other fees paid by the Funds are for services that are in addition to, not duplicative of, the services provided to the Underlying Funds. These services include the asset allocation and monitoring functions provided by the Manager.

 The Underlying Funds may pay 12b-1 fees to the distributor of the variable contracts for distribution services or service fees to the insurance companies (or their affiliates) that issue the variable contracts for customer service and other administrative services. The amount of such 12b-1 fees or service fees may vary depending on the Permitted Underlying Fund. The Underlying Funds do not pay 12b-1 fees or service fees to the Funds, and the Funds do not pay 12b-1 fees or service fees. The distributor of the Contracts is an affiliate of the Manager.

 The Statement of Additional Information (SAI) has more detailed information about the Manager and other service providers to the Funds. The SAI also provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Funds.

THE ADMINISTRATOR
 Citi Fund Services Ohio, Inc. ("Citi"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator, transfer agent, and fund accountant. Citi provides office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. Citi also acts as administrator of the funds that are series of the Allianz Variable Insurance Products Trust (the "VIP Trust"). The VIP Funds are affiliated with the Funds.

THE DISTRIBUTOR
 Allianz Life Financial Services, LLC ("ALFS"), whose address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as the Funds' distributor. ALFS is affiliated with the Manager. ALFS also acts as distributor of the VIP Funds, which are affiliated with the Funds.

PAYMENTS TO AFFILIATED INSURANCE COMPANIES
 Currently, the Funds are available as underlying investment options of variable annuity contracts and variable life insurance policies (the "Products") offered by Allianz Life Insurance Company of North America and its affiliates (the "Affiliated Insurance Companies"), which are also affiliates of the Manager.
 In addition to the Funds, these products include other funds for which the Manager is not the investment manager (the "Nonproprietary Funds"). The Affiliated Insurance Companies may receive payments from the sponsors of the Nonproprietary Funds as a result of including them as investment options in the Products. Similarly, the Affiliated Insurance Companies are allocated resources, including revenue earned by the Manager for providing investment management and other services to the Funds, as a result of including the Funds in the Products. The amount of payments from Nonproprietary Funds or allocations of resources from the Manager varies, and may be significant and may create an incentive for the Affiliated Insurance Companies regarding its decision of which funds to include in the Products.

 OTHER ADMINISTRATIVE SERVICES
 The Affiliated Insurance Companies provide administrative and other services to the contract and policy owners on behalf of the funds, including the Funds and the Nonproprietary Funds, that are available under the Products. The Affiliated Insurance Companies may receive payment for these services.

TRANSFER SUPPORTED FEATURES OF CERTAIN ANNUITY CONTRACTS

 The Funds may be offered under certain variable annuities that have guaranteed value or benefit features that are supported by automatic transfers between investment choices available under the product (the "Transfer Supported Features"). If the Transfer Supported Features are available to you, they are described in the prospectus for your variable annuity contract. These features may be known as the Guaranteed Account Value Benefit, Guaranteed Principal Value Benefit, the PRIME
                                       34
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

 Plus Benefit, the Lifetime Plus Benefit, the Lifetime
 Plus II Benefit, Target Date Retirement Benefit, or another name. Under the Transfer Supported Features, contract values may be rebalanced periodically. This rebalancing can cause a fund, including the Funds, to incur transactional expenses as it buys or sells securities to manage asset inflows or outflows. During periods of market volatility, brokerage fees resulting from such transfers could increase substantially. Also, large outflows from a fund may increase expenses attributable to the assets remaining in the fund. These increased expenses can have an adverse impact on the performance of an affected fund and on contract or policy owners who have assets allocated to it. Even if you do not participate in the Transfer Supported Programs you may be impacted if you allocate assets to a fund, including the Funds, that is affected by transfers under the Transfer Supported Features.

LEGAL PROCEEDINGS
 The Manager is not aware of any material pending legal proceedings, other than ordinary routine litigation incidental to the business, to which the Manager or principal underwriter is a party.

 For information about legal proceedings of the Underlying Funds that are available as direct investment options through Contracts, please see the prospectus for the VIP Funds. To request a copy of the prospectus, see the back cover of this prospectus or contact us at 1-877-833-7113.

PRICING OF FUND SHARES
 The price of each Fund share is based on its net asset value ("NAV"). The NAV is the current value of a share in a mutual fund. It is the Fund's assets minus liabilities divided by the number of outstanding shares. The NAV for each Fund is determined at the close of regular trading on the New York Stock Exchange (the "NYSE"), normally at 4:00 p.m. Eastern Time, on days the NYSE is open.

 The assets of each Fund consist primarily of shares of Underlying Funds and may also include other securities, including interests in unregistered investment pools and unaffiliated mutual funds. Shares of Underlying Funds, interests in unregistered investment pools, and shares of unaffiliated mutual funds are valued at their respective NAVs. Other securities are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. After the pricing of a security has been established, if an event occurs which would likely cause the value to change, the value of the security may be priced at fair value as determined in good faith by or at the direction of the Board of Trustees of the Trust.

 The securities, other than short-term debt securities, held by a Fund's Underlying Funds or other underlying investments (collectively, the "Permitted Underlying Investment") are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined in good faith by or at the direction of the directors or trustees of the Underlying Funds or unaffiliated mutual funds, or in the case of an affiliated or unaffiliated unregistered investment pool, the pool's trustee. The effect of using fair value pricing is that a Fund's NAV will be subject to the judgment respectively of (1) the Board of Trustees of the Trust, (2) the directors or trustees of the Underlying Funds or unaffiliated mutual funds, or their respective designees, or (3) the trustee of an affiliated or unaffiliated unregistered investment pool, instead of being determined by the market. In addition, foreign securities acquired by a Permitted Underlying Investment may be valued in foreign markets on days when the Permitted Underlying Investment's NAV is not calculated. In such cases, the NAV of an Underlying Investment, or a Fund, through an Underlying Investment, may be significantly affected on days when investors cannot buy or sell shares. For additional information on fair value pricing, see the prospectuses for the Underlying Funds and the unaffiliated mutual funds in which a Fund may have invested.

PURCHASE AND REDEMPTION OF SHARES
 Investors may not purchase or redeem shares of the Funds directly, but only through the Contracts offered through the separate accounts of participating insurance companies. You should refer to the prospectus of the participating insurance company's variable products for information on how to purchase a Contract, how to select specific Funds as investment options for your Contract and how to redeem monies from the Funds.

 Orders for the purchase and redemption of shares of a Fund received before the NYSE closes are effected at the net asset value per share determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) that day. Orders

                                       35
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009
 received after the NYSE closes are effected at the next calculated net asset value. Payment for redemption will be made by the Funds within 7 days after the request is received.

 The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. The Funds do not assess any fees when they sell or redeem their shares.

 The right of purchase and redemption of Fund shares may also be restricted, and purchase orders may be rejected, in accordance with the market timing policy of the Trust as described under the "Market Timing" section below, and the market timing policy of the separate accounts of participating insurance companies. Please refer to your contract prospectus for the market timing policy of the separate account for your contract.

 Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to the accumulation unit value allocated under your variable contract to the subacount that invests in the Fund. When these securities are converted to cash, the associated brokerage charges will be deducted from the assets of the subaccount.

MARKET TIMING
 The Board of Trustees has adopted a policy that the Funds will not knowingly permit market timing or other abusive short-term trading practices. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in the same fund by taking advantage of pricing inefficiencies that can prevent a fund's share price from accurately reflecting the value of its portfolio securities. For example, investors may engage in short-term trading in funds that invest in securities which trade on overseas securities markets to take advantage of the difference between the close of the overseas markets and the close of the U.S. markets. This type of short-term trading is sometimes referred to as "time-zone arbitrage." Funds that invest in other securities which are less liquid, or are traded less often, may be vulnerable to similar pricing inefficiencies.

 Market timing and other abusive short-term trading practices may adversely impact a fund's performance by preventing portfolio managers from fully investing the assets of the fund, diluting the value of shares, or increasing the fund's transaction costs. To the extent that certain of the Funds have significant holdings in foreign securities (including emerging markets securities), small cap stocks, or high yield bonds, or any combination thereof, the risks of market timing may be greater for those Funds than for other Funds. The Funds are offered only through variable annuity contracts and life insurance policies, and shares of the Funds are held in subaccounts of affiliated insurance companies. Because Fund transactions are processed by those insurance companies, rather than by the Trust, the Board of Trustees has not adopted procedures to monitor market timing activity at the Fund level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level.

 As required by SEC rules, the Funds have entered into agreements with their financial intermediaries, including the affiliated insurance companies, whereby the Funds or their agents may require the financial intermediaries to provide individual account level information about you and your trading activities in the Funds. If the Funds detect market timing activities either at the omnibus or individual account level, the Funds may require the financial intermediaries to take actions to curtail the activity, which may include restricting your trading activity in the Funds.

 Your variable annuity or variable life insurance prospectus contains a description of the market timing detection and deterrence policy at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts.

 The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented, or restricted may adversely impact the performance of a Fund.

                                       36
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

DIVIDENDS, DISTRIBUTIONS, AND TAXES
 Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Shares begin accruing dividends on the day they are purchased. Income dividends are usually paid annually. Capital gains for all Funds are distributed at least annually.

 All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the NAV of such shares on the payment date.

 Each Fund is treated as a separate corporate entity for tax purposes. Each Fund intends to elect to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended. In addition, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. If a Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a Contract.

 Persons investing in Contracts should refer to the prospectuses with respect to such Contracts for further information regarding the tax treatment of the Contracts and the separate accounts in which the Contracts are invested.

PORTFOLIO SECURITIES
 A description of the Fund's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI.

                                       37
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

FINANCIAL HIGHLIGHTS
 Financial highlights are not presented because AZL Balanced Index Strategy Fund and the AZL Moderate Index Strategy Fund had not commenced operations as of December 31, 2008.

                                       38
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009

 THIS PROSPECTUS IS INTENDED FOR USE ONLY WHEN ACCOMPANIED OR PRECEDED BY A VARIABLE PRODUCT PROSPECTUS.

FOR MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:
ANNUAL/SEMI-ANNUAL REPORTS (SHAREHOLDER REPORTS):
Each Fund's annual and semi-annual reports to shareholders contain additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

PROXY VOTING RECORDS
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Funds, including their respective operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

YOUR REQUEST FOR FREE DOCUMENTS MAY BE MADE IN THE FOLLOWING WAYS:

SHAREHOLDER  Contact a broker or investment adviser that sells products    Contact the Funds    Access the Allianz Life website at:
REPORTS      that offer the Funds.                                         at:                  WWW.ALLIANZLIFE.COM
AND THE SAI                                                                3435 STELZER ROAD,
                                                                           COLUMBUS, OHIO 43219
                                                                           (TOLL-FREE) 1-877-
                                                                           833-7113
PROXY VOTING Access the Allianz Life website at:  WWW.ALLIANZLIFE.COM
RECORDS

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:
You can review information about the Funds (including the SAI), and obtain copies, after paying a duplicating fee, from the SEC as follows:

IN PERSON:
Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-551-8090.)

BY MAIL:
Securities and Exchange Commission
Public Reference Section
100 F Street NE
Washington, D.C. 20549-0102

ON THE EDGAR DATABASE VIA THE INTERNET:
www.sec.gov

BY ELECTRONIC REQUEST:
publicinfo@sec.gov

The SEC charges a fee to copy any documents.


                                    The Trust's Investment Company Act File No.:
                                                                       811-21624

                                       39
 The Allianz Variable Insurance Products Fund of Funds Trust - Prospectus -
                                August __, 2009